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                                                                    Exhibit 10.8

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS AMENDED, THE "SUBORDINATION AGREEMENT") DATED AS OF MARCH 30, 2004, AMONG AMERICAN CAPITAL FINANCIAL SERVICES, INC., AMERICAN CAPITAL STRATEGIES, LTD., CORRPRO COMPANIES, INC., THE OTHER OBLIGORS (AS DEFINED THEREIN) AND CAPITALSOURCE FINANCE LLC, AS AGENT TO THE SENIOR DEBT (AS DEFINED THEREIN), AS MORE PARTICULARLY DESCRIBED IN THE SUBORDINATION AGREEMENT, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") dated as of March 30, 2004 is between CORRPRO COMPANIES, INC., an Ohio corporation ("Corrpro"), CCFC, Inc. ("CCFC"), OCEAN CITY RESEARCH CORP. ("OCRC"), and CORRPRO INTERNATIONAL, INC., f/k/a Corrpro Companies Latin America, Inc., a Delaware corporation ("CCII" and together with Corrpro, CCFC and, OCRC, individually and collectively, the "Grantor") and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation, in its capacity as administrative agent for the purchasers referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, Grantor has entered into a Note and Equity Purchase Agreement dated as of a date even herewith (as further amended or otherwise modified from time to time, the "Note and Equity Purchase Agreement") with the direct and indirect subsidiaries of CCII, various purchasers named therein and the Agent, pursuant to which such purchasers have agreed to purchase the Notes; and

         WHEREAS, it is a condition precedent to Purchasers buying the Notes that Grantor enter into a security agreement to secure the obligations of Grantor under the Note and Equity Purchase Agreement and other Purchase Documents;

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to Grantor under or in connection with the Note and Equity Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, (a) the terms Account, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claim, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Asset, Fixtures, Goods, Health-Care-Insurance Receivable, Inventory, Instrument, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Security, Security Entitlement, Software, Supporting Obligations and Uncertificated Security have the respective meanings assigned thereto in the UCC (as defined below); (b) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in the Note and Equity Purchase Agreement; and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

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         Assignee Deposit Account - see Section 4.

         Collateral means, with respect to Grantor, all property and rights of Grantor in which a security interest is granted hereunder.

         Computer Hardware and Software means, with respect to Grantor, all of Grantor's rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

         Derivative Contract means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

         General Intangibles means, with respect to Grantor, all of Grantor's "general intangibles" as defined in the UCC and, in any event, includes (without limitation) all of Grantor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, Payment Intangibles, security interests and rights to indemnification.

         Intellectual Property means all present and future: trade secrets and other proprietary information; trademarks, service marks, business names, Internet domain names, designs, logos, trade dress, slogans, indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs and software) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

         Liabilities means, as to Grantor, all obligations (monetary or otherwise) of Grantor under the Note and Equity Purchase Agreement, any Note, any other Purchase Document or any other document or

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instrument executed in connection therewith, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

         Non-Tangible Collateral means, with respect to Grantor, collectively, Grantor's Accounts and General Intangibles.

         Organizational I.D. Number means, with respect to Grantor, the organizational identification number assigned to Grantor by the applicable governmental unit or agency of the jurisdiction of organization for Grantor.

         Purchasers means each Purchaser under and as defined in the Note and Equity Purchase Agreement.

         Type of Organization means, with respect to Grantor, the kind or type of entity of Grantor, such as a corporation or limited liability company.

         UCC means the Uniform Commercial Code as in effect in the State of New York the date of this Agreement, as may be amended or modified from time to time; provided that, as used in Section 8 hereof, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

         2. Grant of Security Interest. As security for the payment of all Liabilities, each Grantor hereby assigns to the Agent for the benefit of the Purchasers, and grants to the Agent for the benefit of the Purchasers a continuing security interest in all of the property of Grantor whether now or hereafter existing or acquired, regardless of where located including, without limitation:

         All of Grantor's:

         (a)      Accounts, including Health-Care-Insurance Receivables;

         (b)      Certificated Securities;

         (c)      Chattel Paper, including Electronic Chattel Paper;

         (d) Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

         (e)      Commercial Tort Claims;

         (f)      Deposit Accounts;

         (g)      Documents;

         (h)      Financial Assets;

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         (i)      General Intangibles;

         (j) Goods (including all of its Equipment, Fixtures and Inventory), and all embedded software, accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

         (k)      Instruments;

         (l)      Intellectual Property;

         (m)      Investment Property;

         (n)      Letter-of-Credit Rights

         (o)      money (of every jurisdiction whatsoever);

         (p)      Security Entitlements;

         (q)      Supporting Obligations;

         (r)      Uncertificated Securities; and

         (s) to the extent not included in the foregoing, other personal property of any kind or description;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) the assignment thereof, and the grant of a security interest therein, the Agent will not enforce its security interest (other than in respect of the Proceeds thereof) for so long as such prohibition continues, it being understood that upon request of the Agent, Grantor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Agent (and to Agent's enforcement of such security interest) in Grantor's rights under such lease or license.

         3. Warranties. Each Grantor warrants that: (a) no financing statement (other than any which may have been filed on behalf of the Agent or in connection with liens expressly permitted by the Note and Equity Purchase Agreement ("Permitted Liens")) covering any of the Collateral is on file in any public office; (b) Grantor is the lawful owner of all Collateral, free of all liens, claims, security interests and encumbrances whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute this Agreement and perform Grantor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (c) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by Grantor to the Agent or any Purchaser is and will be true and correct in all material respects as of the date furnished; (d) Grantor's chief executive office and principal place of business are as set forth on Schedule I hereto (and Grantor has not maintained its chief executive office and principal place of business at any other location at any time after five (5) years prior to the date of this Agreement), and each other location where Grantor maintains a place of business is also set forth on Schedule I hereto; (e) Grantor is a corporation duly organized, validly existing and in good standing under the laws of the

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state set forth on Schedule II hereto and is a Type of Organization and its
Organizational I.D. Number are as set forth on Schedule II; (f) except as set forth on Schedule III hereto, Grantor is not now known and during the five (5) years preceding the date hereof has not previously been known by any trade name;
(g) Grantor's exact legal name is as set forth on the signature pages of this Agreement, and except as set forth on Schedule III hereto, during the five (5) years preceding the date hereof Grantor has not been known by any different legal name nor has Grantor been the subject of any merger or other corporate reorganization; (h) Schedule IV hereto contains a complete listing of all of Grantor's Intellectual Property which is subject to registration statutes; (i) the execution and delivery of this Agreement and the performance by Grantor of its obligations hereunder are within Grantor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the certificate of incorporation or by-laws of Grantor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon Grantor; (j) this Agreement is a legal, valid and binding obligation of Grantor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); (k) Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would reasonably be expected to result in a Material Adverse Effect; (l) Schedule V hereto contains a complete listing of all of Grantor's Instruments, Investment Property, Letter-of-Credit Rights, Chattel Paper, Documents and Commercial Tort Claims; (m) except as set forth on
Schedule VI hereto, Grantor has no tangible Collateral located outside of the United States; (n) Schedule VII hereto contains a complete listing of Grantor's tangible Collateral located with any bailee, warehousemen or other third parties; (o) Schedule VIII hereto contains a complete listing of all of Grantor's Collateral which is subject to certificate of title statutes; and (p)
Schedule IX hereto contains a complete listing of all of Grantor's Deposit Accounts and other bank accounts, including locations and applicable account numbers.

         4. Collections, etc. Until such time as the Agent shall notify Grantor of the revocation of such power and authority, Grantor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by Grantor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by Grantor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Note and Equity Purchase Agreement), the cash proceeds of Collateral and other money which constitutes Collateral, (b) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as Grantor may deem advisable, and (c) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Agent, however, may, following the occurrence and during the continuance of an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify an Account Debtor or other Person obligated on Collateral to make payment or otherwise render performance to or for the benefit of the Agent and enforce, by suit or otherwise the obligations of an Account Debtor or other Person obligated on Collateral and exercise the rights of Grantor with respect to the obligation of the Account Debtor or other Person obligated on Collateral to make payment or otherwise render performance to Grantor, and with respect to any property that secures the obligations of the Account Debtor or other Person obligated on the Collateral. In connection with exercise of such rights and remedies, the Agent may surrender, release or exchange all or any part thereof, or compromise or extend or renew for any

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period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon the request of the Agent, following the occurrence and during the continuance of an Event of Default, Grantor will, at its own expense, notify any or all parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder.

         Upon request by the Agent, following the occurrence and during the continuance of an Event of Default, Grantor will forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by Grantor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may be so received by Grantor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Agent until delivery is made to the Agent. Grantor will comply with the terms and conditions of any consent given by the Agent pursuant to the foregoing sentence.

         Following the occurrence and during the continuance of an Event of Default, all items or amounts which are delivered by Grantor to the Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit Account") of Grantor with a financial institution selected by the Agent) over which the Agent has sole dominion and control, as security for payment of the Liabilities. Grantor shall not have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Agent may, from time to time, in its discretion, and shall upon request of Grantor from time to time, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account toward payment of the Liabilities, whether or not then due, in such order of application as the Agent may determine, and the Agent may, from time to time, in its discretion, release all or any of such balance to Grantor.

         The Agent (or any designee of the Agent) is authorized to endorse, in the name of Grantor, any item, howsoever received by the Agent, representing any payment on or other Proceeds of any of the Collateral.

         5. Certificates, Schedules and Reports. Grantor will from time to time, as the Agent may request, deliver to the Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by Grantor in full or partial payment of any of the Collateral, as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of Grantor and shall be in such form and detail as the Agent may reasonably specify. Grantor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to Grantor and its Subsidiaries taken as a whole, and such notice shall specify the amount of such loss or depreciation.

         6. Agreements of Grantor. Grantor (a) will, at the Agent's request, at any time and from time to time, execute and deliver to the Agent such financing statements, amendments and other documents and do such acts as the Agent deems reasonably necessary in order to establish and maintain valid, attached and perfected security interests in the Collateral in favor of the Purchasers, free and clear of all Liens and claims and rights of third parties whatsoever except Permitted Liens. Grantor hereby irrevocably authorizes the Agent at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (x) as all assets of Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is

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filed, or (y) as being of an equal or lesser scope or within greater detail, and
(ii) contain any other information required by Section 5 of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including (x) whether Grantor is an organization, the Type of Organization the Organization ID Number issued to Grantor and (y) in the case of a financing statement filed as a fixture filing or indicating Collateral to be extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates, Grantor further ratifies and affirms its authorization for any financing statements and/or amendments thereto, filed by the Agent in any jurisdiction prior to the date of this Agreement, (b) except for movement of equipment, inventory and related assets for performance of services in the ordinary course of business, will keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on Schedule I hereto or at such other addresses of which Grantor shall have given the Agent not less than 30 days' prior written notice,
(c) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Agent or its designees to determine at any time the status of the Non-Tangible Collateral; (d) will furnish the Agent such information concerning Grantor, the Collateral and the Accounts as the Agent may from time to time reasonably request; (e) will keep, and cause each Subsidiary to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Subsidiary to permit, any Purchaser or the Agent or any representative thereof to inspect the properties and operations of Grantor's or such Subsidiary; and permit, and cause each Subsidiary to permit, at any reasonable time and with reasonable notice, any Purchaser or the Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers, and to examine (and, at the expense of Grantor or the applicable Subsidiary, photocopy extracts from) any of its books or other records; and permit, and cause each Subsidiary to permit, the Agent and its representatives to inspect the Inventory and other tangible assets of Grantor or such Subsidiary, to conduct environmental reviews and inspections of any real property encumbered by a Mortgage in accordance with the terms of any Mortgage, to perform appraisals of the machinery, equipment or other collateral of Grantor or such Subsidiary, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts Receivable and any other collateral including, without limitation, semi-annual collateral audits (all such inspections or audits by the Agent shall be at Grantor's expense, provided that so long as no Default or Event of Default exists, Grantor shall not be required to reimburse the Agent for appraisals and inspections more frequently than semi-annually); (f) will, upon request of the Agent, stamp on its records concerning the Collateral, and add on all Chattel Paper and Instruments constituting a portion of the Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder;
(g) except for the sale or lease of Inventory in the ordinary course of its business and sales of Equipment which is no longer useful in its business or which is being replaced by similar Equipment, will not sell, lease, assign or create or permit to exist any Lien on any Collateral other than Permitted Liens;
(h) without limiting the provisions of Section 7.1(c) of the Note and Equity Purchase Agreement, will at all times keep all of its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated at commercially reasonable levels for businesses engaged in similar activities or lines of business or owning similar assets or properties, and cause all such policies to provide that loss thereunder shall be payable to the Agent as its interest may appear (it being understood that (A) so long as no Event of Default shall have occurred and be continuing, the Agent shall deliver any proceeds of such insurance which may be received by it to Grantor and (B) whenever a Default shall be existing, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as provided in the Note and Equity Purchase Agreement, and such policies or certificates thereof shall, if the Agent so requests, be deposited with or furnished to the Agent; (i) will take such actions as are reasonably necessary to keep its Goods in good repair and condition; (j) will take such actions as are reasonably necessary to keep its Equipment in good repair and

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condition and in good working order, ordinary wear and tear excepted; (k) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods; (l) will, upon request of the Agent, (i) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Agent in the Equipment covered thereby, and
(ii) deliver all such certificates to the Agent or its designees; (m) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (n) except (i) as listed on Schedule VI, and (ii) for movement of equipment, inventory, and related assets for performance of services in the ordinary course of business, will keep all of the tangible Collateral in the United States; and (o) promptly notify the Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper and, upon the request of the Agent, will promptly execute such other documents, and do such other acts or things deemed appropriate by the Agent to deliver to Senior Lender as agent for the Agent, subject to the terms of the Subordination Agreement, control with respect to such Collateral; (p) promptly notify the Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Documents or Instruments and, upon the request of the Agent, will promptly execute such other documents, and do such other acts or things deemed appropriate by the Agent to deliver to the Senior Lender as agent for the Agent, subject to the terms of the Subordination Agreement, possession of such Documents which are negotiable and Instruments, and, with respect to nonnegotiable Documents, to have such nonnegotiable Documents issued in the name of the Agent; (q) with respect to Collateral in the possession of a third party, other than Certificated Securities and Goods covered by a Document, use its best efforts to obtain an acknowledgment from the third party that it is holding the Collateral for benefit of the Agent; (r) promptly notify the Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party, and, upon the request of the Agent, will promptly enter into an amendment to this Agreement, and do such other acts or things deemed appropriate by the Agent to give the Agent a security interest in such Commercial Tort Claim; (s) further agrees to take other action reasonably requested by the Agent to insure the attachment, perfection and priority of, and the ability of the Agent to enforce, the security interests in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that Grantor's signature thereon is required therefor, (ii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the security interests in such Collateral, (iii) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other Person obligated on Collateral, (iv) using its best efforts to obtain waivers from mortgagees and landlords in form and substance satisfactory to the Agent, and (v) taking all actions required by the UCC in effect from time to time or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction, (t) not change its state of incorporation or organization or Type of Organization; and
(u) not change its legal name without providing the Agent with at least 30 days' prior written notice.

         Any expenses incurred in protecting, preserving or maintaining any Collateral shall be borne by Grantor. Except as otherwise expressly set forth in
Section 2, following the occurrence and during the continuance of an Event of Default, the Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event Grantor shall at the request of the Agent do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify the Agent for all costs and expenses incurred by the Agent in the exercise of its rights under this Section
6. Notwithstanding the foregoing, the Agent shall have no obligation or liability regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

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         To the extent Grantor uses any of the proceeds of the Notes to purchase
Collateral, Grantor's repayment of the Notes shall apply on a "first-in-first-out" basis so that the portion of the Notes used to purchase a particular item of Collateral shall be paid in the chronological order Grantor purchased the Collateral.

         7. Default and Remedies upon a Default. (a) If an Event of Default shall have occurred and be continuing, the Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under this Agreement.

         (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Purchasers all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Assignee Deposit Account and apply such cash as provided in Section 8 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Liabilities in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to Grantor as required in Section 9.

         8. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Agent may apply the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order or priorities (subject to the provisions of the Subordination Agreement):

                  first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection with the collateral documents, and any other amounts then due and payable to the Agent pursuant to the Purchase Documents;

                  second, to pay the unpaid principal of the Liabilities ratably, until payment in full of the principal of all Liabilities shall have been made (or so provided for);

                  third, to pay ratably all interest (including post-petition interest) and all facility and other fees payable under the Purchase Documents, until payment in full of all such interest and fees shall have been made;

                  fourth, to pay all other Liabilities ratably, until payment in full of all such other Liabilities shall have been made (or so provided for); and

                  finally, to pay to Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it.

         The Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         (b) All distributions made by the Agent pursuant to this Section shall be final (except in the event of manifest error) and the Agent shall have no duty to inquire as to the application by any Purchaser or any amount distributed to it.

         9. Authority to Administer Collateral. Grantor irrevocably appoints the Agent its true and lawful attorney with full power of substitution, in the name of Grantor, any Purchaser or otherwise, for the sole use and benefit of the Purchaser, but at Grantor's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of Grantor's Collateral (to the extent necessary to pay the Liabilities in full):

         (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

         (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

         (c) to sell, lease, license or otherwise dispose of the same or the Proceeds thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

         (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give Grantor at least ten (10) days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made.

         10. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Agent in good faith or by reason of any act or omission by the Agent pursuant to instructions form the Agent, except to the extent that such liability arises from the Agent's gross negligence or willful misconduct.

         To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work-in-process into finished goods or other finished products for disposition, (b) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (c) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (d) to contact other Persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (e) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (f) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (g) to dispose of assets in wholesale rather than retail markets, (h) to disclaim disposition warranties, including, without limitation, any warranties of title, (i) to purchase insurance of credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral, or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (j) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Grantor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any right to Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

         12. General. (a) All notices hereunder shall be in writing (including facsimile or e-mail transmission) and shall be sent to the applicable party at its address shown on Schedule I or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile and e-mail transmission shall be deemed to have been given upon receipt of a confirmation that such notice was successfully transmitted; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

         (b) Grantor agrees to pay all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Agent or any Purchaser) paid or incurred by the Agent or any Purchaser in endeavoring to collect the Liabilities of Grantor, or any part thereof, and in enforcing this Agreement against Grantor, and such obligations will themselves be Liabilities.

         (c) No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         (d) This Security Agreement shall remain in full force and effect until all Liabilities have been paid in full. If at any time all or any part of any payment theretofore applied by the Agent or any Purchaser to any of the Liabilities is or must be rescinded or returned by the Agent or such Purchaser for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Grantor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Purchaser, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Purchaser had not been made.

         (e) This Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (f) The rights and privileges of the Agent hereunder shall inure to the benefit of its successors and assigns.

         (g) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Agent a counterpart of this Agreement together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

         (h) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF OHIO OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF OHIO; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF OHIO AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF OHIO FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF [OHIO]. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (i) EACH PLEDGOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH PURCHASER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER PURCHASE DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                     PLEDGOR:

                                     CORRPRO COMPANIES, INC.

                                     By:  /s/ John D. Moran
                                        ----------------------------------------
                                     Title:  Senior VP/Secretary

                                     CCFC, INC.

                                     By:  /s/ John D. Moran
                                        ----------------------------------------
                                     Title:  Secretary

                                     OCEAN CITY RESEARCH CORP.

                                     By:  /s/ John D. Moran
                                        ----------------------------------------
                                     Title:  Asst. Secretary

                                     CORRPRO INTERNATIONAL, INC.

                                     By:  /s/ John D. Moran
                                        ----------------------------------------
                                     Title:  Secretary

                                     AGENT:

                                     AMERICAN CAPITAL FINANCIAL SERVICES, INC., as Agent

                                     By:  /s/ J MacDowell
                                        ----------------------------------------
                                     Title:  Principal